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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 1997

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of December 1, 1997 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-4)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-39039                33-0659688
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                          97035
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 (Address of Principal                                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-7400

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 29, 1997 following the closing of the initial issuance of the Series 1997-4 Certificates, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Agreement") among Southern Pacific Secured Assets Corp. (the "Company"), Southern Pacific Funding Corporation and Norwest Bank Minnesota, N.A. (the "Trustee"), the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balances equal to $110,998,809.46 and $38,996,187.16, respectively, with funds on deposit in the pre-funding accounts established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 29, 1997, between the Company and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                   Description
-----------                -----------                   -----------
1                                 99.1

                                                Subsequent Transfer Instrument,
                                                dated as of December 29, 1997
                                                between Southern Pacific Secured
                                                Assets Corp. as seller, and
                                                Norwest Bank Minnesota, N.A., as
                                                trustee.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOUTHERN PACIFIC SECURED ASSETS
                                       CORP.


                                       By:  /s/ James L. Smith
                                          ------------------------------
                                       Name:   James L. Smith
                                       Title:  Director


Dated: December 29, 1997


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                                  EXHIBIT INDEX

     Exhibit No.      Description                                  Page
     -----------      -----------                                  ----

        1             Subsequent Transfer Instrument                5